
ASTORIAFINANCIAL
LONG ISLAND'S PREMIER COMMUNITY BANK
ASTORIA FEDERAL SAVINGS

Astoria Financial Corporation

www.astoriafederal.com

Annual Meeting of Shareholders
The Inn at New Hyde Park
May 19, 2010

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile NYSE: AF

- $20.1 billion in assets
- $15.6 billion in loans
- $12.7 billion in deposits
- 8.1% deposit market share in Long Island market [1]
  - Largest thrift depository
- Insider & ESOP stock ownership: 23%
- Well capitalized
  - Bank regulatory capital
    - ✓ Core and tangible capital: 6.94%
    - ✓ Risk-based capital: 13.11%
    - ✓ Tier 1 risk-based capital: 11.84%

All figures in this presentation are as of March 31, 2010, except as noted.
(1) Deposit market share data as of June 30, 2009.

Bank Regulatory Capital[1]

At March 31, 2010



13.11%
6.94%
6.94%
Percent
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Core
Tangible
Risk-Based
Regulatory Requirement
Excess Capital

(1) Astoria Federal Savings

Note: Tier 1 Risk-Based Capital of 11.84%

2009 Headwinds

- Recession
- High unemployment
- Declining home prices
- Deposit insurance premiums increased

Astoria Financial Corporation

2009 Year in Review

- Loan loss provision up $131 million
- G&A expense up $36.8 million
- Margin in 2009 up 22 basis points to 2.13%
- Operating income of $38.6 million, or $0.42 diluted EPS*

* For a reconciliation of GAAP measures to non-GAAP measures (operating income), please refer to page 23.

Same Simple Business Model

MORTGAGE LENDING
- Portfolio lender, not a mortgage banker
- 1-4 Family, Multi-Family and CRE expertise
- Solid asset quality

EFFICIENCY

RETAIL BANKING
- Premier community bank on Long Island
- Dominant deposit market share
- #1 thrift depository in core market

SOLID RETURNS

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Lending

✓$11.8 billion portfolio

- Primarily 5/1 and 7/1 jumbo prime hybrid ARMs
- No sub-prime, payment option or negative amortization ARM lending
- 2009 loan originations of $3.6 billion, average loan amount for portfolio = $715,000
- Weighted Average LTV for 2009 portfolio production = 58% at origination
- 1Q10 loan originations of $900 million, average loan amount for portfolio = $720,000
- Weighted Average LTV for 1Q10 portfolio production = 62% at origination

✓Multiple delivery channels provide flexibility & efficiency

- Retail
- Commissioned brokers covering 17 states(3)
- Third party originators – correspondents covering 18 states(3)

✓Secondary marketing capability

- Sale of 30 year fixed-rate conforming loans

✓Geographically diversified portfolio

- Reduces lending concentrations

(1) Includes loans originated for sale.
(2) Originations based on current principal balances and original appraised values.
(3) All loans underwritten to Astoria's stringent standards. Includes Washington, D.C.

ASTORIA FINANCIAL CORPORATION

Leading Retail Banking Franchise

- $12.7 billion in deposits, 85 banking office network
  - Serving the Long Island market since 1888
- Low cost/stable source of funds – weighted average rate: 1.64%
- $11.8 billion, or 93%, of total deposits emanate from within 5 miles of a branch – no broker or municipal deposits
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (82) – *Nassau (28), Queens (17), Suffolk (25), Brooklyn (12)* – Average Deposits of $148 Million
  - Westchester Offices (3) – Average Deposits of $186 Million
- Alternative delivery channels
  - ATM's, telephone and Internet banking

ASTORIA FINANCIAL CORPORATION

Retail Banking Philosophy

- Organic growth vs. de-novo branching
- Differentiation from competition
  - Maintain pricing discipline
  - Pro-active sales culture – PEAK Process
  - Focus on customer service – High customer satisfaction
  - Community involvement – Support over 575 local organizations and not-for-profit agencies in our markets

Astoria Federal is an integral part of the fabric of the communities it serves

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:
#1- all thrifts, #4- all banks



Kings County (Brooklyn)

Population: 2,552,387
Median household income: $43,833
Deposits: $1.6 billion
Branches: 12
Market share: 5%
Rank: #2 thrift, #6 all banks

Queens County

Population: 2,285,503
Median household income: $57,639
Deposits: $3.1 billion
Branches: 17
Market share: 8%
Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,321,125
Median household income: $101,067
Deposits: $5.4 billion
Branches: 28
Market share: 10%
Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,478,510
Median household income: $85,938
Deposits: $3.1 billion
Branches: 25
Market share: 9%
Rank: #1 thrift, #3 all banks

TOTAL 4 COUNTY POPULATION: 7,637,525
Exceeds population of 38 individual U.S. states

Source: FDIC Summary of Deposits (as of June 30, 2009)

ASTORIA FINANCIAL CORPORATION

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

The combined population of these four counties (7.6 million) exceeds the population of 38 individual U.S. states

($ in millions)

	Institution	June 30, 2009 Deposits	June 08-09 Growth	Market Share	# of Branches	Average Deposits Per Branch
1	Chase	$ 36,012	$ (2,022)	22.0 %	386	$93
2	Citibank	20,358	540	12.5	139	146
3	Capital One	19,408	(3,392)	11.9	201	97
4	**ASTORIA***	**13,234**	**432**	**8.1**	**82**	**161**
5	HSBC	10,770	309	6.6	94	115
6	NY Community	9,410	(659)	5.8	127	74
7	TD Bank	7,730	497	4.7	71	109
8	Bank of America	7,612	2,252	4.7	125	61
	Total - Top 8	**$ 124,534**	**$ (2,043)**	**76.2 %**	**1,225**	**$102**
	Total - Core Market	**$ 163,347**	**$ 3,122**	**100.0 %**	**1,724** (1)	**$95**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2009. Top 8 represents institutions with deposits exceeding $5 Billion.

(1) An increase of 34 branches to the Total Core Market during the 12 months ended June 30, 2009.

ASTORIA FINANCIAL CORPORATION

Market Share Trend 1999 - 2009

Brooklyn, Queens, Nassau and Suffolk

($ in millions)

	Institution	June 30, 2009 Deposits	June 99-09 Growth $	June 99-09 Growth %	June 09 Market Share	June 99-09 Market Share Gain/(Loss)	June 99-09 Change in # of Branches
1	TD Bank	$ 7,730	$ 7,730	100.0 %	4.7 %	4.7 %	71
2	Citibank	20,358	6,517	47.1	12.5	0.0	(18)
3	**ASTORIA***	**13,234**	**4,040**	**43.9**	**8.1**	**(0.2)**	**(2)**
4	HSBC	10,770	2,239	26.2	6.6	(1.1)	(6)
5	NY Community	9,410	1,367	17.0	5.8	(1.5)	27
6	Bank of America	7,612	(326)	(4.1)	4.7	(2.5)	1
7	Chase	36,012	7,892	28.1	22.0	(3.2)	28
8	Capital One	19,408	2,031	11.7	11.9	(3.7)	6
	Total - Top 8	**$ 124,534**	**$ 31,490**	**33.8 %**	**76.2 %**	**(7.3) %**	**+ 107**
	Total - Core Market	**$ 163,347**	**$ 52,004**	**46.7 %**	**100.0 %**		**+ 340**

* Astoria's deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits.
Source: FDIC Summary of Deposits. Data as of June 30, 2009. Top 8 represents institutions with deposits exceeding $5 Billion.

ASTORIA FINANCIAL CORPORATION

Low Expense Ratio


3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Percent
2005
2006
2007
2008
2009
1Q10*
All U.S. Thrifts
NY Thrifts
AF

Expense ratio represents non-interest expense divided by average assets. * Most recent quarterly data available for All US Thrifts and NY Thrifts is for 4Q09.
Source: SNL Financial

ASTORIA FINANCIAL CORPORATION

Current Focus

Management of Risk:

- ***Credit***
- Interest Rate

Asset Quality Focus

Conservative underwriting standards

✓ Purchase and non-cash refinance loans:

- 75% maximum LTV on jumbo loans up to $1 million
- 70% maximum LTV on loans > $1 million
- Cash/marketable securities reserve requirements

✓ Cash-out refinance loans

- 60% maximum LTV on refi jumbo loans up to $1 million
- 50% maximum LTV on loans > $1 million
- Maximum cash out - $100,000
- Cash/marketable securities reserve requirements

ASTORIA FINANCIAL CORPORATION

Asset Quality Focus

- **Limited credit risk**
  - ✓ Conservative underwriting, top quality loans, low LTVs at origination
  - ✓ No sub-prime, payment option or negative amortization ARM lending
  - ✓ Non-performing loans: $419.1 million or 2.09% of total assets
    - Includes $59.9 million of troubled debt restructurings ("TDR")
    - Includes $246.1 million of non-performing one-to-four family loans which, at 6 months delinquent and annually thereafter, were reviewed and charged-off as needed, to estimated fair value less estimated selling costs
    - No geographic concentration of NPLs
    - Net charge-offs to average loans outstanding: 72 basis points 1Q10 annualized
- **Top quality MBS portfolio**
  - ✓ 97% GSE/agency, balance 'AAA' rated
  - ✓ CMOs, seasoned collateral, well structured with minimal extension risk
  - ✓ Average life 2.1 years

Astoria Financial Corporation

1-4 Family Delinquency Ratios: AF vs. MBA

Loans delinquent 30 days or more



Percent
16
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
0
LI Savings Bank Acquisition 09/30/98
Outsourced Mtge. Servicing 12/31/05
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00
03/31/01
06/30/01
09/30/01
12/31/01
03/31/02
06/30/02
09/30/02
12/31/02
03/31/03
06/30/03
09/30/03
12/31/03
03/31/04
06/30/04
09/30/04
12/31/04
03/31/05
06/30/05
09/30/05
12/31/05
03/31/06
06/30/06
09/30/06
12/31/06
03/31/07
06/30/07
09/30/07
12/31/07
03/31/08
06/30/08
09/30/08
12/31/08
03/31/09
06/30/09
09/30/09
12/31/09
MBA - NY
MBA - US
AF

Source: MBA National Delinquency Survey.

ASTORIA FINANCIAL CORPORATION

Current Focus

Management of Risk:

- Credit
- ***Interest Rate***

ASTORIA FINANCIAL CORPORATION

Interest Rate Risk Management

- One year interest rate sensitivity gap: (5.91)%
- Focus on extending maturities
  - $2.3 billion of CDs* issued in 1Q10, with a weighted average rate of 1.63% and a weighted average maturity of 18 months, including $751.5 million of CDs* extended for terms of 2 years or more
  - $200.0 million of borrowings extended for terms of 3 years or more
- Key balance sheet components
  - Approximately $5.1 billion, or 34% of mortgage portfolio, matures or reprices within one year or less
  - Weighted average life of MBS portfolio of 2.1 years

* Excludes Liquid CDs

Astoria Financial Corporation

Investment Merits

- **Simple, time-tested business model**
  - Quality mortgage lending
  - Quality retail banking
  - Pre-tax, pre-provision income growing: $259 million (1Q10 annualized) (1)
- **Positive credit trends**
  - Current credit quality stabilization suggests future credit cost improvement
- **Attractive retail banking franchise**
  - Dominant deposit market share in Long Island market
  - Core deposit growth
- **Well capitalized**
- **Inside ownership at 23%**

(1) Please refer to the table on page 24.

Astoria Financial Corporation

Contact Information

Web site:	www.astoriafederal.com
Email:	ir@astoriafederal.com
Telephone:	(516) 327-7869
Address:	Astoria Financial Corporation Attn: Investor Relations One Astoria Federal Plaza Lake Success, NY 11042

ASTORIA FINANCIAL CORPORATION

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Twelve Months Ended					
	December 31, 2009			December 31, 2008		
	GAAP	Adjustments (1)	Non-GAAP	GAAP	Adjustments (4)	Non-GAAP
Net interest income	$428,769	$ -	$428,769	$395,384	$ -	$395,384
Provision for loan losses	200,000	-	200,000	69,000	-	69,000
Net interest income after provision for loan losses	228,769	-	228,769	326,384	-	326,384
Non-interest income	79,801	6,888	86,689	11,180	77,696	88,876
Non-interest expense (general and administrative expense)	270,056	(9,851)	260,205	233,260	-	233,260
Income before income tax expense	38,514	16,739	55,253	104,304	77,696	182,000
Income tax expense	10,830	5,859	16,689	28,962	27,194	56,156
Net income (2)	$ 27,684	$ 10,880	$ 38,564	$75,342	$ 50,502	$ 125,844
Diluted earnings per common share (2)	$0.30	$0.12	$0.42	$0.82	$0.56	$1.38
Net income (2)	$ 27,684	$ 10,880	$ 38,564	$ 75,342	$ 50,502	$125,844
Add back:						
Income tax expense	10,830	5,859	16,689	28,962	27,194	56,156
Provision for loan losses	200,000	-	200,000	69,000	-	69,000
Pre-tax, pre-provision income (3)	$238,514	$ 16,739	$255,253	$ 173,304	$ 77,696	$251,000

(1) Non-interest income adjustment relates to the $1.6 million lower of cost or market write-down of premises and equipment held-for-sale recorded in the 2009 second quarter and the $5.3 million other-than-temporary impairment write-down of securities charge recorded in the 2009 first quarter and non-interest expense adjustment relates to the federal deposit insurance special assessment recorded in the 2009 second quarter.

(2) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS throughout this presentation.

(3) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.

(4) Adjustments relate to the other-than-temporary impairment write-down of securities charge recorded in the 2008 third quarter and subsequent tax adjustment recorded in the 2008 fourth quarter as a result of tax changes due to the enactment of the Emergency Economic Stabilization Act in October 2008.

Astoria Financial Corporation

Reconciliation of GAAP Measures to Non-GAAP Measures

(In Thousands, Except Per Share Data)

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Three Months Ended March 31, 2010		
	GAAP	Adjustments	Non-GAAP
Net interest income	$ 114,352	$ -	$ 114,352
Provision for loan losses	45,000	-	45,000
Net interest income after provision for loan losses	69,352	-	69,352
Non-interest income	18,692	-	18,692
Non-interest expense (general and administrative expense)	68,259	-	68,259
Income before income tax expense	19,785	-	19,785
Income tax expense	6,859	-	6,859
Net income (1)	$ 12,926	$ -	$ 12,926
Diluted earnings per common share (1)	$0.14	$ -	$0.14
Net income (1)	$ 12,926	$ -	$ 12,926
Add back:			
Income tax expense	6,859	-	6,859
Provision for loan losses	45,000	-	45,000
Pre-tax, pre-provision income (2)	$ 64,785	$ -	$ 64,785

(1) Non-GAAP net income and non-GAAP EPS are also referred to as operating income and operating EPS throughout this presentation.
(2) Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.

ASTORIA FINANCIAL CORPORATION